               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


            Global High Income Dollar Fund Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)

 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                             ---------------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               FEBRUARY 17, 2000
                             ---------------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Global High Income Dollar Fund Inc. ('Fund') will be held on February 17, 2000 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

          (1) To elect ten (10) directors to serve until the annual meeting of shareholders in 2001, or until their successors are elected and qualified;

          (2) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ending October 31, 2000; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on December 17, 1999. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

December 30, 1999
51 West 52nd Street
New York, New York 10019-6114

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

       PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                        John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/18/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
      Smith, Jr. UGMA/UTMA...........................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr.
                                                        Executor

                      GLOBAL HIGH INCOME DOLLAR FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                            ------------------------

                                PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 17, 2000

                            ------------------------

     This statement is furnished to the shareholders of Global High Income Dollar Fund Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on February 17, 2000, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about December 30, 1999.

     A majority of the shares outstanding on December 17, 1999, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the ten nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

     As of the record date, December 17, 1999, the Fund had 20,736,667 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

     Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ('PW Group'), a publicly held financial services holding company. The principal business address of each of PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of Mitchell Hutchins is 51 West 52nd Street, New York, New York 10019-6114.

     The Fund's annual report containing financial statements for the fiscal year ended October 31, 1999, is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the ten nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the ten nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

     Mr. Bewkes has served as a director from the Fund's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Fund since February 16, 1995. Other than Mr. Storms, each of the other remaining directors was first elected to the board on April 11, 1996. On May 13, 1999, the board increased the number of board members to ten and appointed Mr. Storms to fill the vacancy created by the expansion. Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the ten nominees is elected, they will constitute the entire board of directors of the Fund. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Fund on November 30, 1999.

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        NOVEMBER 30, 1999**
       ------------                ------------------------------------        -------------------
Margo N. Alexander*; 52      Director and president. Mrs. Alexander is              --
                             Chairman (since March 1999), chief executive
                             officer and a director of Mitchell Hutchins
                             (since January 1995) and an executive vice
                             president and a director of PaineWebber (since
                             March 1984). Mrs. Alexander is president and a
                             director or trustee of 32 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as investment
                             adviser.

Richard Q. Armstrong; 64     Director. Mr. Armstrong is chairman and                --
                             principal of R.Q.A. Enterprises (management
                             consulting firm) (since April 1991 and principal
                             occupation since March 1995). Mr. Armstrong was
                             chairman of the board, chief executive officer
                             and co-owner of Adirondack Beverages (producer
                             and distributor of soft drinks and sparking/still
                             waters) (October 1993-March 1995). He was a

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        NOVEMBER 30, 1999**
       ------------                ------------------------------------        -------------------
                             partner of The New England Consulting Group
                             (management consulting firm) (December
                             1992-September 1993). He was managing director
                             of LVMH U.S. Corporation (U.S. subsidiary of the
                             French luxury goods conglomerate, Louis Vuitton
                             Moet Hennessey Corporation) (1987-1991) and
                             chairman of its wine and spirits subsidiary,
                             Schieffelin & Somerset Company (1987-1991). Mr.
                             Armstrong is also a director or trustee of 31
                             investment companies for which Mitchell Hutch-
                             ins, PaineWebber or one of their affiliates
                             serves as investment adviser.

E. Garrett Bewkes, Jr.*; 73  Director and chairman of the board of directors.       --
                             Mr. Bewkes is a director of PW Group (holding
                             company of PaineWebber and Mitchell Hutchins).
                             Prior to December 1995, he was a consultant to
                             PW Group. Prior to 1988, he was chairman of the
                             board, president and chief executive officer of
                             American Bakeries Company. Mr. Bewkes is also a
                             director of Interstate Bakeries Corporation. Mr.
                             Bewkes is a director or trustee of 35 investment
                             companies for which Mitchell Hutchins,
                             PaineWebber or one of their affiliates serves as
                             investment adviser.

Richard R. Burt; 52          Director. Mr. Burt is chairman of IEP Advisors,        --
                             LLP (international investments and consulting
                             firm) (since March 1994) and a partner of
                             McKinsey & Company (management consulting firm)
                             (since 1991). He is also a director of
                             Archer-Daniels-Midland Co. (agricultural
                             commodities), Hollinger International Co.
                             (publishing) and Homestake Mining Corp. (gold
                             mining). He is also Chairman of Weirton Steel
                             Corp. (makes and finishes steel products) (since
                             April 1996) and vice chairman of Anchor Gaming
                             (provides technology to gaming and wagering
                             industry) (since July 1999). He was the chief
                             negotiator in the Strategic Arms Reduction Talks
                             with the former Soviet Union (1989-1991) and the
                             U.S. Ambassador to the Federal Republic of
                             Germany (1985-1989). Mr. Burt is a director or
                             trustee of 31 investment companies for which
                             Mitchell Hutchins, PaineWebber or one of their
                             affiliates serves as investment adviser.

Mary C. Farrell*; 50         Director. Ms. Farrell is a managing director,          --
                             senior investment strategist and member of the
                             Investment Policy Committee of PaineWebber. Ms.
                             Farrell joined PaineWebber in 1982. She is a
                             member of the Financial Women's Association and
                             Women's Economic Roundtable and appears as a
                             regular panelist on Wall $treet Week with Louis
                             Rukeyser. She also serves on the Board of
                             Overseers of New York University's Stern School
                             of Business. Ms. Farrell is a director or
                             trustee of 30 investment companies for which
                             Mitchell Hutchins,

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        NOVEMBER 30, 1999**
       ------------                ------------------------------------        -------------------
                             PaineWebber or one of their affiliates serves as
                             investment adviser.

Meyer Feldberg; 57           Director. Mr. Feldberg is Dean and Professor of        --
                             Management of the Graduate School of Business,
                             Columbia University. Prior to 1989, he was
                             president of the Illinois Institute of
                             Technology. Dean Feldberg is also a director of
                             Primedia Inc. (publishing), Federated Department
                             Stores, Inc. (operator of department stores) and
                             Revlon, Inc. (cosmetics). Dean Feldberg is a
                             director or trustee of 34 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as investment
                             adviser.

George W. Gowen; 70          Director. Mr. Gowen is a partner in the law firm       --
                             of Dunnington, Bartholow & Miller. Prior to May
                             1994, he was a partner in the law firm of Fryer,
                             Ross & Gowen. Mr. Gowen is a director or trustee
                             of 34 investment companies for which Mitchell
                             Hutchins, PaineWebber or one of their affiliates
                             serves as investment adviser.

Frederic V. Malek; 63        Director. Mr. Malek is chairman of Thayer              --
                             Capital Partners (merchant bank). From January
                             1992 to November 1992, he was campaign manager
                             of Bush-Quayle '92. From 1990 to 1992, he was
                             vice chairman and, from 1989 to 1990, he was
                             president of Northwest Airlines Inc. and NWA
                             Inc. (holding company of Northwest Airlines
                             Inc.). Prior to 1989, he was employed by the
                             Marriott Corporation (hotels, restaurants,
                             airline catering and contract feeding), where he
                             most recently was an executive vice president
                             and president of Marriott Hotels and Resorts.
                             Mr. Malek is also a director of Aegis
                             Communications Inc. (tele-services), American
                             Management Systems, Inc. (management consulting
                             and computer related services), Automatic Data
                             Processing, Inc. (computing services), CB
                             Richard Ellis, Inc. (real estate services), FPL
                             Group, Inc. (electric services), Global Vacation
                             Group (packaged vacations), HCR/ Manor Care,
                             Inc. (health care) and Northwest Airlines Inc.
                             Mr. Malek is a director or trustee of 31
                             investment companies for which Mitchell
                             Hutchins, PaineWebber or one of their affiliates
                             serves as investment adviser.

Carl W. Schafer; 63          Director. Mr. Schafer is president of the              --
                             Atlantic Foundation (charitable foundation
                             supporting mainly oceanographic exploration and
                             research). He is a director of Labor Ready, Inc.
                             (temporary employment), Roadway Express, Inc.
                             (trucking), The Guardian Group of Mutual Funds,
                             the Harding, Loevner Funds, EII Realty Trust,
                             Evans Systems, Inc. (motor fuels, convenience
                             store and diversified company), Electronic
                             Clearing House, Inc. (financial transactions
                             processing), Frontier Oil Corporation and
                             Nutraceutix, Inc. (biotechnology company). Prior
                             to January 1993, he was

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        NOVEMBER 30, 1999**
       ------------                ------------------------------------        -------------------
                             chairman of the Investment Advisory Committee of
                             the Howard Hughes Medical Institute. Mr. Schafer
                             is a director or trustee of 31 investment
                             companies for which Mitchell Hutchins,
                             PaineWebber or one of their affiliates serves as
                             an investment adviser.

Brian M. Storms*; 45         Director. Mr. Storms is president and chief            --
                             operating officer of Mitchell Hutchins (since
                             March 1999). Mr. Storms was president of
                             Prudential Investments (1996-1999). Prior to
                             joining Prudential he was a managing director at
                             Fidelity Investments. Mr. Storms is a director
                             or trustee of 31 investment companies for which
                             Mitchell Hutchins, PaineWebber or one of their
                             affiliates serves as investment adviser.

------------

* Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are 'interested persons' of the Fund, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

     The board of directors of the Fund met six times during the fiscal year ended October 31, 1999. Each of the directors attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ('ACR Committee') of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Fund and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Fund's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are: (a) to review the financial and accounting policies of the Fund, including internal accounting control procedures, and to review reports prepared by the Fund's independent accountants, including reports on the Fund's financial statements; (b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain such independent accountants for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the fiscal year ended
October 31, 1999. Each member of the ACR Committee and sub-committee attended those meetings.

     The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex each receive additional compensation aggregating $15,000 annually from the relevant funds. Directors of the Fund who are 'interested persons' as defined in the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                              AGGREGATE           TOTAL
                                                             COMPENSATION   COMPENSATION FROM
NAME OF                                                          FROM          THE FUND AND
PERSON, POSITION                                              THE FUND*     THE FUND COMPLEX**
-----------------------------------------------------------  ------------   ------------------
Richard Q. Armstrong, Director.............................     $1,780           $101,372
Richard R. Burt, Director..................................     $1,750           $101,372
Meyer Feldberg, Director...................................     $2,432           $116,222
George W. Gowen, Director..................................     $1,780           $108,272
Frederic V. Malek, Director................................     $1,780           $101,372
Carl W. Schafer, Director..................................     $1,780           $101,372

------------

'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

  * Represents fees paid to each director during the fiscal year ended October 31, 1999.

 ** Represents total compensation paid to each director by 31 investment companies (34 in the case of Mr. Feldberg) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 1998; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

        PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's financial statements for the fiscal year ended October 31, 1999, were audited by PricewaterhouseCoopers LLP ('PricewaterhouseCoopers'), independent accountants. In addition, PricewaterhouseCoopers prepares the Fund's federal and state annual income tax returns.

     The board of directors of the Fund has selected PricewaterhouseCoopers as the independent accountants for the Fund for the fiscal year ending October 31, 2000, subject to ratification by shareholders of the Fund at the annual meeting. PricewaterhouseCoopers has been the Fund's independent accountants since its inception in October 1993. The ratification of PricewaterhouseCoopers as independent accountants is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. PricewaterhouseCoopers has informed the Fund that it has no material direct or indirect financial interest in the Fund. The affirmative vote of the holders of a majority of the shares of the Fund cast at the annual meeting is required for ratification, provided a quorum is present.

     Representatives of PricewaterhouseCoopers are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Mrs. Alexander (about whom information is given previously), are:

          JOHN J. LEE, age 31, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins.

     Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          KEVIN MAHONEY, age 34, vice president and assistant treasurer of the Fund (appointed May 1999). Mr. Mahoney is a first vice president and senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          DENNIS MCCAULEY, age 53, vice president of the Fund (appointed September 1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 22 investment companies for which Mitchell Hutchins, PaineWebber or one their affiliates serves as investment adviser.

          ANN E. MORAN, age 42, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          DIANNE E. O'DONNELL, age 47, vice president and secretary of the Fund (appointed February 1993). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 31 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          EMIL POLITO, age 39, vice president of the Fund (appointed September
     1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          VICTORIA E. SCHONFELD, age 49, vice president of the Fund (appointed May 1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins since May 1994 and a senior vice president of PaineWebber Incorporated since July 1995. Ms. Schonfeld is a vice president of 31 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          PAUL H. SCHUBERT, age 36, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. From August 1992 to August 1994, he was a vice president at BlackRock Financial Management L.P. Mr. Schubert is a vice president and treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          BARNEY A. TAGLIALATELA, age 38, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 32 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          STUART WAUGH, age 44, vice president of the Fund (appointed February
     1993). Mr. Waugh is a managing director and a portfolio manager of Mitchell Hutchins responsible for global fixed income investments and currency trading. Mr. Waugh is a vice president of five investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

          KEITH A. WELLER, age 38, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to joining Mitchell Hutchins in June 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                             SHAREHOLDER PROPOSALS

     Any shareholder who wishes to submit proposals to be considered at the Fund's 2001 annual meeting of shareholders should send such proposals to the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than September 1, 2000 and must satisfy the other requirements of the federal securities laws.

                                 OTHER BUSINESS

     Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

December 30, 1999

        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

----------------
          GLOBAL
     HIGH INCOME
DOLLAR FUND INC.
----------------


                                                        ------------------------
                                                                          GLOBAL
                                                                     HIGH INCOME
                                                                DOLLAR FUND INC.
                                                        ------------------------



                                                               -----------------
                                                               NOTICE OF
                                                               ANNUAL MEETING
                                                               TO BE HELD ON
                                                               FEBRUARY 17, 2000
                                                               AND
                                                               PROXY STATEMENT
                                                               -----------------



PROXY
STATEMENT

APPENDIX A
PROXY CARD



                                                                           PROXY
                      GLOBAL HIGH INCOME DOLLAR FUND INC.
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 17, 2000

The undersigned hereby appoints as proxies Keith A. Weller and Evelyn De Simone and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE 'FOR' ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF GLOBAL HIGH INCOME DOLLAR FUND INC.

                             YOUR VOTE IS IMPORTANT
Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

 PLEASE INDICATE YOUR VOTE BY AN 'X' IN THE APPROPRIATE BOX BELOW. THE BOARD OF
                       DIRECTORS RECOMMENDS A VOTE 'FOR'

                                                                                                       FOR
                                                                                           FOR         ALL          WITH-
                                                                                           ALL  OR   EXCEPT   OR    HOLD
1.       ELECTION OF DIRECTORS                                                             [ ]         [ ]           [ ]
         (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE
         A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW AND MARK CENTER BOX TO RIGHT.)

         Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr.,
         Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen,
         Frederic V. Malek, Carl W. Schafer, Brian Storms.

                                                                                           FOR      AGAINST       ABSTAIN
2.       To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent   [ ]         [ ]           [ ]
         accountants for the fiscal year ending October 31, 2000.


                   Continued and to be signed on reverse side

This proxy will not be voted unless it is dated and signed exactly as instructed below:

                                           If shares are held by an
                                           individual, sign your name
                                           exactly as it appears on this
                                           card. If shares are held
                                           jointly, either party may
                                           sign, but the name of the
                                           party signing should conform
                                           exactly to the name shown on
                                           this proxy card. If shares are
                                           held by a corporation,
                                           partnership or similar
                                           account, the name and the
                                           capacity of the individual
                                           signing the proxy card should
                                           be indicated unless it is
                                           reflected in the form of
                                           registration. For example:
                                           'ABC Corp., John Doe,
                                           Treasurer.'

                                           Sign exactly as name appears hereon.
                                           _____________________________ (L.S.)
                                           _____________________________ (L.S.)
                                           Date _______________________ , 2000




                            STATEMENT OF DIFFERENCES


The dagger symbol shall be expressed as.................................'D'